Exhibit 99.1

UNITED STATES DISTRICT COURT

DISTRICT OF DELAWARE

GERHARD HECKERMANN, derivatively on behalf of CPI CARD GROUP, INC.,	Case No.: 1:17-cv-01673-CFC

Plaintiff,

vs.

STEVEN MONTROSS, DAVID BRUSH,	NOTICE OF SETTLEMENT

JERRY DREILING, DIANE FULTON, DAVID PEARCE, ROBERT PEARCE, NICHOLAS PETERS, DAVID ROWNTREE, BRADLEY SEAMAN, TRICOR PACIFIC CAPITAL PARTNERS (FUND IV), LIMITED PARTNERSHIP, TRICOR PACIFIC CAPITAL PARTNERS (FUND IV) US, LIMITED PARTNERSHIP, and TRICOR PACIFIC CAPITAL, INC.

TO CPI STOCKHOLDERS

Defendants,

and

CPI CARD GROUP, INC.,

Nominal Defendant.

NOTICE OF PROPOSED SETTLEMENT OF DERIVATIVE ACTION

TO:                           ALL OWNERS OF CPI CARD GROUP INC. (“CPI” OR THE “COMPANY”) COMMON STOCK (TICKER SYMBOL: PMTS) AS OF DECEMBER 18, 2019, WHO CONTINUE TO OWN SUCH SHARES THROUGH APRIL 1, 2020.

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY.  THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF STOCKHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS.   \

IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE DERIVATIVE ACTION, CPI STOCKHOLDERS WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING RELEASED CLAIMS.

THIS ACTION IS NOT A “CLASS ACTION.”  THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT.

PLEASE TAKE NOTICE that this action is being settled on the terms set forth in a Stipulation and Agreement of Settlement, dated December 18, 2019 (the “Stipulation”).  The purpose of this Notice is to inform you of:

•                                          the existence of the above-captioned derivative action (“Derivative Action”),

•                                          the proposed settlement between the Plaintiff(1) and Defendants reached in the Derivative Action (the “Settlement”),

•                                          the hearing to be held by the Court to consider the fairness, reasonableness, and adequacy of the Settlement,

•                                          Plaintiff’s Counsel’s application for fees and expenses, and

•                                          Plaintiff’s Service Award.

This Notice describes what steps you may take in relation to the Settlement.  This Notice is not an expression of any opinion by the Court about the truth or merits of Plaintiff’s claims or Defendants’ defenses.  This Notice is solely to advise you of the proposed Settlement of the Derivative Action and of your rights in connection with the proposed Settlement.

Summary

On December 18, 2019, Plaintiff, CPI, in its capacity as a nominal defendant, defendants Steven Montross, David Brush, Jerry Dreiling, Diane Fulton, Doug Pearce, Robert Pearce, Nicholas Peters, David Rowntree, Bradley Seaman (“Individual Defendants”), and defendants Tricor Pacific Capital Partners (Fund IV), Limited Partnership, Tricor Pacific Capital Partners (Fund IV) US, Limited Partnership, and Tricor Pacific Capital, Inc. (“Tricor Defendants”) entered into the Stipulation in the Derivative Action filed derivatively on behalf of CPI, in the United States District Court for the District of Delaware (the “Court”) against the Individual Defendants and the Tricor Defendants.  The Settlement, as documented in the Stipulation, subject to the approval of the Court, is intended by the Parties to fully, finally, and forever compromise, resolve, discharge, and settle the Released Claims and to result in the dismissal of the Derivative Action with prejudice, upon the terms and subject to the conditions set forth in the Stipulation.  The proposed Settlement requires the Company to adopt certain corporate governance modifications, as outlined in Exhibit A to the Stipulation, and provides that the Defendants shall cause their insurer to pay a Fee and Expense Award to Plaintiff’s Counsel of three hundred forty-two thousand and five hundred dollars ($342,500) and a Service Award to Plaintiff of one thousand five hundred dollars ($1,500), to be paid from the Fee and Expense Award.

This notice is a summary only and does not describe all of the details of the Stipulation.  For full details of the matters discussed in this summary, please see the full Stipulation posted on

(1)  All capitalized terms used in this notice, unless otherwise defined herein, are defined as set forth in the Stipulation.

the Company’s website, https://investor.cpicardgroup.com/home/, contact Plaintiff’s Counsel at the addresses listed below, or inspect the full Stipulation filed with the Clerk of the Court.

What is the Lawsuit About?

The Derivative Action is brought derivatively on behalf of nominal defendant CPI and alleges that the Individual Defendants and Tricor Defendants breached their fiduciary duties by making and/or causing CPI to make false and misleading statements of material fact to the investing public and failing to maintain internal controls at CPI.

Why is there a Settlement?

The Court has not decided in favor of Defendants or Plaintiff.  Instead, both sides agreed to the Settlement to avoid the distraction, costs, and risks of further litigation, and because the Settlement, including the corporate governance modifications that the Company will adopt as part of the Settlement, provides a substantial benefit to, and is in the best interests of, CPI and its stockholders.

Defendants deny each and every allegation of wrongdoing or liability arising out of or relating in any way to the events, conduct, statements, acts, or omissions alleged in the Derivative Action.  Defendants further assert that, at all times, they acted in good faith, and in a manner they reasonably believed to be and that was in the best interests of CPI and CPI’s stockholders.  Defendants assert that they have meritorious defenses to the claims in the Derivative Action.  Nonetheless, Defendants have entered into the Stipulation, without admitting or conceding any fault, liability, wrongdoing, or damage whatsoever, in order to avoid the risks inherent in any lawsuit and the burden and expense of further litigation.

The Settlement Hearing and Your Right to Object to the Settlement

On January 2, 2020, the Court entered an order preliminarily approving the Stipulation and the Settlement contemplated therein (the “Preliminary Approval Order”) and providing for the notice of the Settlement to be made to current CPI stockholders.  The Preliminary Approval Order further provides that the Court will hold a hearing (the “Settlement Hearing”) on April 1, 2020 at 9:00 a.m. before the Honorable Colm F. Connolly, U.S. District Court, District of Delaware, Courtroom 4B, located at the J. Caleb Boggs Federal Building, 844 N. King Street, Wilmington, Delaware 19801, to, among other things: (i) determine whether the proposed Settlement is fair, reasonable and adequate and in the best interests of the Company and its stockholders; (ii) consider any objections to the Settlement submitted in accordance with this Notice; (iii) determine whether a judgment should be entered dismissing all claims in the Derivative Action with prejudice, and releasing the Released Claims against the Released Persons; (iv) consider the agreed-to Fee and Expense Award to Plaintiff’s Counsel of attorneys’ fees and the reimbursement of expenses; (v) consider the Service Award to Plaintiff, which shall be funded from the Fee and Expense Award; and (vi) consider any other matters that may properly be brought before the Court in connection with the Settlement.

Any current CPI stockholder who wishes to object to the fairness, reasonableness, or adequacy of the Settlement as set forth in the Stipulation, or to the proposed award of attorneys’

fees and expenses, may file a written objection with the Court.  An objector must at least fourteen (14) calendar days prior to the Settlement Hearing: (1) file with the Clerk of the Court and serve upon the below listed counsel a written objection to the Settlement setting forth (a) the nature of the objection, (b) proof of ownership of CPI common stock as of December 18, 2019 and through the date of the Settlement Hearing, including the number of shares of CPI common stock held and the date of purchase, (c) any and all documentation or evidence in support of such objection, and (d) the identities of any cases, by name, court, and docket number, in which the stockholder or his, her, or its attorney has objected to a settlement in the last three (3) years; and (2) if intending to appear, and requesting to be heard, at the Settlement Hearing, he, she, or it must, in addition to the requirements of (1) above, file with the Clerk of the Court and serve on the below listed counsel (a) a written notice of his, her, or its intention to appear at the Settlement Hearing, (b) a statement that indicates the basis for such appearance, (c) the identities of any witnesses he, she, or it intends to call at the Settlement Hearing and a statement as to the subjects of their testimony, and (d) any and all evidence that would be presented at the Settlement Hearing.  Any objector who does not timely file and serve a notice of intention to appear in accordance with this paragraph shall be foreclosed from raising any objection to the Settlement and shall not be permitted to appear at the Settlement Hearing, except for good cause shown.

IF YOU MAKE A WRITTEN OBJECTION, IT MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN MARCH 18, 2020.  The Clerk’s address is:

Clerk of the Court

U.S. DISTRICT COURT, DISTRICT OF DELAWARE

J. Caleb Boggs Federal Building

844 N. King Street, Unit 18

Wilmington, Delaware 19801

YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFF’S COUNSEL AND DEFENDANTS’ COUNSEL SO THEY ARE RECEIVED NO LATER THAN MARCH 18, 2020.  Counsel’s addresses are:

Counsel for Plaintiff:

Timothy Brown	Phillip Kim
THE BROWN LAW FIRM, P.C.	THE ROSEN LAW FIRM, P.A.
240 Townsend Square	275 Madison Avenue, 40th Floor
Oyster Bay, NY 11771	New York, NY 10016

Counsel for Defendants:
James P. Smith III
Matthew L. DiRisio
WINSTON & STRAWN LLP
200 Park Avenue
New York, NY 10166

Counsel for Nominal Defendant:

A. Thompson Bayliss

ABRAMS & BAYLISS LLP

20 Montchanin Road, Suite 200

Wilmington, DE 19807

An objector may file an objection on his, her or its own or through an attorney hired at his, her or its own expense.  If an objector hires an attorney to represent him, her or it for the purposes of making such objection, the attorney must serve a notice of appearance on the counsel listed above and file such notice with the Court no later than fourteen (14) calendar days before the Settlement Hearing.  Any CPI stockholder who does not timely file and serve a written objection complying with the above terms shall be deemed to have waived, and shall be foreclosed from raising, any objection to the Settlement, and any untimely objection shall be barred.

Any objector who files and serves a timely, written objection in accordance with the instructions above, may appear at the Settlement Hearing either in person or through counsel retained at the objector’s expense.  Objectors need not attend the Settlement Hearing, however, in order to have their objections considered by the Court.

If you are a current CPI stockholder and do not take steps to appear in this action and object to the proposed Settlement, you will be bound by the Judgment of the Court and will forever be barred from raising an objection to such settlement in this Derivative Action, and from pursuing any of the Released Claims.

You may obtain further information by contacting counsel for Plaintiff at: Timothy Brown, The Brown Law Firm, P.C., 240 Townsend Square, Oyster Bay, NY 11771, Telephone: (516) 922-5427, Email: tbrown@thebrownlawfirm.net or Phillip Kim, The Rosen Law Firm, P.A., 275 Madison Avenue, 40th Floor, NY 10016, Telephone: (212) 686-1060, Email: pkim@rosenlegal.com.  Please Do Not Call the Court or Defendants with Questions About the Settlement.